Weyerhaeuser Company				Exhibit 99.2
Q2.2018 Analyst Package
Preliminary results (unaudited)

Consolidated Statement of Operations

in millions	Q1	Q2		Year-to-Date
	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Net sales	$1,865	$2,065	$1,808	$3,930	$3,501
Cost of products sold	1,348	1,447	1,336	2,795	2,608
Gross margin	517	618	472	1,135	893
Selling expenses	23	23	22	46	44
General and administrative expenses	78	80	76	158	163
Research and development expenses	2	2	4	4	8
Charges for integration and restructuring, closures and asset impairments	2	—	151	2	164
Charges (recoveries) for product remediation, net	(20)	20	50	—	50
Other operating costs (income), net	28	17	12	45	14
Operating income	404	476	157	880	450
Non-operating pension and other postretirement benefit costs	(24)	(13)	(8)	(37)	(30)
Interest income and other	12	11	9	23	18
Interest expense, net of capitalized interest	(93)	(92)	(100)	(185)	(199)
Earnings before income taxes	299	382	58	681	239
Income taxes	(30)	(65)	(34)	(95)	(58)
Net earnings	$269	$317	$24	$586	$181

Per Share Information

	Q1	Q2		Year-to-Date
	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Earnings per share, basic and diluted	$0.35	$0.42	$0.03	$0.77	$0.24
Dividends paid per common share	$0.32	$0.32	$0.31	$0.64	$0.62
Weighted average shares outstanding (in thousands):
Basic	756,815	757,829	752,630	757,317	751,674
Diluted	759,462	760,533	756,451	759,992	755,625
Common shares outstanding at end of period (in thousands)	756,700	757,646	752,711	757,646	752,711

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*

in millions	Q1	Q2		Year-to-Date
	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Net earnings	$269	$317	$24	$586	$181
Non-operating pension and other postretirement benefit costs	24	13	8	37	30
Interest income and other	(12)	(11)	(9)	(23)	(18)
Interest expense, net of capitalized interest	93	92	100	185	199
Income taxes	30	65	34	95	58
Operating income	404	476	157	880	450
Depreciation, depletion and amortization	120	119	129	239	262
Basis of real estate sold	12	22	10	34	24
Unallocated pension service costs	—	—	—	—	2
Special items	8	20	210	28	222
Adjusted EBITDA*	$544	$637	$506	$1,181	$960

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs, and special items. Adjusted EBITDA excludes results from joint ventures. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Weyerhaeuser Company			Total Company Statistics
Q2.2018 Analyst Package
Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

in millions	Q1	Q2		Year-to-Date
	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Net earnings	$269	$317	$24	$586	$181
Plum Creek merger and integration-related costs	—	—	2	—	12
Restructuring, impairment and other charges	—	—	147	—	147
Environmental remediation charges (recoveries)	21	—	—	21	—
Countervailing and antidumping duties charges (credits)(1)	—	—	8	—	8
Product remediation charges (recoveries), net	(15)	15	31	—	31
Net earnings before special items	$275	$332	$212	$607	$379

	Q1	Q2		Year-to-Date
	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Net earnings per diluted share	$0.35	$0.42	$0.03	$0.77	$0.24
Plum Creek merger and integration-related costs	—	—	—	—	0.02
Restructuring, impairment and other charges	—	—	0.20	—	0.19
Environmental remediation charges (recoveries)	0.03	—	—	0.03	—
Countervailing and antidumping duties charges (credits)(1)	—	—	0.01	—	0.01
Product remediation charges (recoveries), net	(0.02)	0.02	0.04	—	0.04
Net earnings per diluted share before special items	$0.36	$0.44	$0.28	$0.80	$0.50
(1)As of first quarter 2018, countervailing and antidumping duties are no longer reported as a special item.

Selected Total Company Items

in millions	Q1	Q2		Year-to-Date
	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Pension and postretirement costs:
Pension and postretirement service costs	$10	$8	$7	$18	$17
Non-operating pension and other postretirement benefit costs	24	13	8	37	30
Total company pension and postretirement costs	$34	$21	$15	$55	$47

Weyerhaeuser Company
Q2.2018 Analyst Package
Preliminary results (unaudited)
Consolidated Balance Sheet

in millions	March 31, 2018	June 30, 2018	December 31, 2017

ASSETS
Current assets:
Cash and cash equivalents	$598	$901	$824
Receivables, less discounts and allowances	481	491	396
Receivables for taxes	24	23	14
Inventories	445	414	383
Prepaid expenses and other current assets	118	146	98
Current restricted financial investments held by variable interest entities	253	253	—
Total current assets	1,919	2,228	1,715
Property and equipment, net	1,573	1,597	1,618
Construction in progress	275	282	225
Timber and timberlands at cost, less depletion	12,888	12,790	12,954
Minerals and mineral rights, less depletion	306	302	308
Goodwill	40	40	40
Deferred tax assets	244	168	268
Other assets	278	279	316
Restricted financial investments held by variable interest entities	362	362	615
Total assets	$17,885	$18,048	$18,059

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$—	$—	$62
Current debt (nonrecourse to the company) held by variable interest entities	209	209	209
Accounts payable	245	270	249
Accrued liabilities	457	543	645
Total current liabilities	911	1,022	1,165
Long-term debt	5,928	5,924	5,930
Long-term debt (nonrecourse to the company) held by variable interest entities	302	302	302
Deferred pension and other postretirement benefits	1,454	1,224	1,487
Other liabilities	299	295	276
Total liabilities	8,894	8,767	9,160
Total equity	8,991	9,281	8,899
Total liabilities and equity	$17,885	$18,048	$18,059

Weyerhaeuser Company
Q2.2018 Analyst Package
Preliminary results (unaudited)
Consolidated Statements of Cash Flows

in millions	Q1	Q2		Year-to-Date
	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Cash flows from operations:
Net earnings	$269	$317	$24	$586	$181
Noncash charges (credits) to income:
Depreciation, depletion and amortization	120	119	129	239	262
Basis of real estate sold	12	22	10	34	24
Deferred income taxes, net	10	15	3	25	6
Pension and other postretirement benefits	34	21	15	55	47
Share-based compensation expense	9	9	9	18	19
Charges for impairments of assets	1	—	147	1	147
Change in:
Receivables, less allowances	(83)	(18)	(8)	(101)	(78)
Receivables and payables for taxes	5	10	(17)	15	(53)
Inventories	(66)	30	21	(36)	(7)
Prepaid expenses	(5)	4	(4)	(1)	(13)
Accounts payable and accrued liabilities	(173)	103	192	(70)	55
Pension and postretirement benefit contributions and payments	(16)	(16)	(15)	(32)	(37)
Other	19	(19)	(17)	—	(29)
Net cash from operations	$136	$597	$489	$733	$524
Cash flows from investing activities:
Capital expenditures for property and equipment	$(61)	$(83)	$(74)	$(144)	$(126)
Capital expenditures for timberlands reforestation	(20)	(14)	(13)	(34)	(36)
Proceeds from sale of nonstrategic assets	2	—	4	2	12
Other	3	24	45	27	44
Cash from (used in) investing activities	$(76)	$(73)	$(38)	$(149)	$(106)
Cash flows from financing activities:
Cash dividends on common shares	$(242)	$(243)	$(233)	$(485)	$(466)
Payments of long-term debt	(62)	—	—	(62)	—
Proceeds from exercise of stock options	25	23	26	48	81
Other	(7)	(1)	2	(8)	(8)
Cash from (used in) financing activities	$(286)	$(221)	$(205)	$(507)	$(393)

Net change in cash and cash equivalents	$(226)	$303	$246	$77	$25
Cash and cash equivalents at beginning of period	824	598	455	824	676
Cash and cash equivalents at end of period	$598	$901	$701	$901	$701

Cash paid during the period for:
Interest, net of amount capitalized	$105	$67	$72	$172	$192
Income taxes	$17	$41	$47	$58	$106

Weyerhaeuser Company					Timberlands Segment
Q2.2018 Analyst Package
Preliminary results (unaudited)
Segment Statement of Operations
in millions		Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Sales to unaffiliated customers		$505	$482	$469	$987	$955
Intersegment sales		228	185	163	413	365
Total net sales		733	667	632	1,400	1,320
Cost of products sold		526	485	476	1,011	995
Gross margin		207	182	156	389	325
Selling expenses		1	—	1	1	2
General and administrative expenses		23	25	23	48	47
Research and development expenses		2	1	4	3	7
Charges for integration and restructuring, closures and asset impairments		—	—	147	—	147
Other operating costs (income), net		(8)	(5)	(7)	(13)	(14)
Operating income and Net contribution to earnings		$189	$161	$(12)	$350	$136

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*
in millions		Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Operating income		$189	$161	$(12)	$350	$136
Depreciation, depletion and amortization		79	79	87	158	181
Special items		—	—	147	—	147
Adjusted EBITDA*		$268	$240	$222	$508	$464
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)
in millions		Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Restructuring, impairment and other charges		$—	$—	$(147)	$—	$(147)

Selected Segment Items
in millions		Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Total decrease (increase) in working capital(1)		$(40)	$70	$(5)	$30	$(42)
Cash spent for capital expenditures		$(28)	$(29)	$(25)	$(57)	$(55)
(1) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

Segment Statistics(2)(3)
		Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Third Party Net Sales (millions)	Delivered logs:
	West	$266	$262	$227	$528	$452
	South	157	158	148	315	296
	North	25	20	16	45	43
	Other	14	7	11	21	31
	Total delivered logs	462	447	402	909	822
	Stumpage and pay-as-cut timber	15	11	17	26	29
	Products from international operations	—	—	21	—	40
	Recreational and other lease revenue	14	15	15	29	29
	Other revenue	14	9	14	23	35
	Total	$505	$482	$469	$987	$955
Delivered Logs Third Party Sales Realizations (per ton)	West	$131.59	$132.24	$105.84	$131.91	$105.06
	South	$34.83	$34.55	$34.48	$34.69	$34.48
	North	$60.79	$64.92	$63.49	$62.59	$60.97
Delivered Logs Third Party Sales Volumes (tons, thousands)	West	2,019	1,984	2,143	4,003	4,300
	South	4,510	4,560	4,285	9,070	8,578
	North	404	313	253	717	707
	Other	317	81	292	398	802
Fee Harvest Volumes (tons, thousands)	West	2,443	2,360	2,652	4,803	5,309
	South	6,751	6,630	6,473	13,381	12,846
	North	549	423	383	972	1,005
	Other	—	—	444	—	815
(2) The Western region includes Washington and Oregon. The Southern region includes Virginia, North Carolina, South Carolina, Florida, Georgia, Alabama, Mississippi, Louisiana, Arkansas, Texas and Oklahoma. The Northern region includes West Virginia, Maine, New Hampshire, Vermont, Michigan, Wisconsin and Montana. Other includes our Canadian operations and managed Twin Creeks operations (our management agreement for the Twin Creeks Venture began in April 2016 and terminated in December 2017).

(3) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company				Real Estate, Energy and Natural Resources Segment
Q2.2018 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Net sales		$51	$58	$46	$109	$99
Cost of products sold		19	30	16	49	36
Gross margin		32	28	30	60	63
General and administrative expenses		7	6	7	13	14
Other operating costs (income), net		—	—	—	—	—
Operating income and net contribution to earnings		$25	$22	$23	$47	$49

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Operating income		$25	$22	$23	$47	$49
Depreciation, depletion and amortization		4	3	4	7	7
Basis of real estate sold		12	22	10	34	24
Adjusted EBITDA*		$41	$47	$37	$88	$80
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions		Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Cash spent for capital expenditures		$—	$—	$(1)	$—	$(1)

Segment Statistics

		Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Net Sales (millions)	Real Estate	$34	$38	$27	$72	$64
	Energy and Natural Resources	17	20	19	37	35
	Total	$51	$58	$46	$109	$99
Acres Sold	Real Estate	21,771	16,290	10,003	38,061	23,260
Price per Acre	Real Estate	$1,539	$2,258	$2,714	$1,847	$2,537

Weyerhaeuser Company					Wood Products Segment
Q2.2018 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations
in millions		Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Net sales		$1,309	$1,525	$1,293	$2,834	$2,447
Cost of products sold		1,005	1,119	1,002	2,124	1,928
Gross margin		304	406	291	710	519
Selling expenses		21	22	19	43	40
General and administrative expenses		34	31	32	65	64
Research and development expenses		—	1	—	1	1
Charges for integration and restructuring, closures and asset impairments		2	—	2	2	3
Charges (recoveries) for product remediation, net		(20)	20	—	—	—
Other operating costs (income), net		(3)	3	61	—	62
Operating income and Net contribution to earnings		$270	$329	$177	$599	$349

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*
in millions		Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Operating income		$270	$329	$177	$599	$349
Depreciation, depletion and amortization		36	36	36	72	71
Special items		(20)	20	61	—	61
Adjusted EBITDA*		$286	$385	$274	$671	$481
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)
in millions		Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Countervailing and antidumping duties (charges) credits(1)		$—	$—	$(11)	$—	$(11)
Product remediation (charges) recoveries, net		20	(20)	(50)	—	(50)
Total		$20	$(20)	$(61)	$—	$(61)
(1) As of first quarter 2018, countervailing and antidumping duties are no longer reported as a special item.

Selected Segment Items
in millions		Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Total decrease (increase) in working capital(2)		$(226)	$3	$113	$(223)	$(9)
Cash spent for capital expenditures		$(52)	$(68)	$(61)	$(120)	$(105)
(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics
in millions, except for third party sales realizations		Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Structural Lumber (volumes presented in board feet)	Third party net sales	$569	$681	$538	$1,250	$1,016
	Third party sales realizations	$498	$541	$441	$521	$427
	Third party sales volumes(3)	1,140	1,261	1,218	2,401	2,376
	Production volumes	1,160	1,180	1,146	2,340	2,298
Engineered Solid Section (volumes presented in cubic feet)	Third party net sales	$129	$139	$130	$268	$247
	Third party sales realizations	$2,088	$2,156	$1,979	$2,123	$1,931
	Third party sales volumes(3)	6.2	6.4	6.6	12.6	12.8
	Production volumes	6.3	6.4	6.6	12.7	12.9
Engineered I-joists (volumes presented in lineal feet)	Third party net sales	$78	$92	$85	$170	$158
	Third party sales realizations	$1,585	$1,630	$1,522	$1,609	$1,503
	Third party sales volumes(3)	49	57	57	106	106
	Production volumes	56	52	53	108	103
Oriented Strand Board (volumes presented in square feet 3/8")	Third party net sales	$232	$277	$225	$509	$428
	Third party sales realizations	$314	$367	$295	$341	$279
	Third party sales volumes(3)	739	754	764	1,493	1,533
	Production volumes	734	747	754	1,481	1,512
Softwood Plywood (volumes presented in square feet 3/8")	Third party net sales	$50	$55	$47	$105	$91
	Third party sales realizations	$438	$461	$380	$450	$379
	Third party sales volumes(3)	115	118	123	233	241
	Production volumes	97	105	99	202	196
Medium Density Fiberboard (volumes presented in square feet 3/4")	Third party net sales	$43	$47	$51	$90	$98
	Third party sales realizations	$839	$839	$845	$839	$820
	Third party sales volumes(3)	51	55	60	106	119
	Production volumes	50	57	63	107	119
(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company				Unallocated Items
Q2.2018 Analyst Package
Preliminary results (unaudited)

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as share-based compensation expense, pension and postretirement costs, foreign exchange transaction gains and losses and the elimination of intersegment profit in inventory and LIFO.

Contribution to Earnings

in millions	Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Unallocated corporate function and variable compensation expense	$(18)	$(19)	$(17)	$(37)	$(36)
Liability classified share-based compensation	—	(2)	—	(2)	(6)
Foreign exchange gains (losses)	(2)	2	—	—	(3)
Elimination of intersegment profit in inventory and LIFO	(21)	3	(3)	(18)	(9)
Charges for integration and restructuring, closures and asset impairments	—	—	(2)	—	(14)
Other	(39)	(20)	(9)	(59)	(16)
Operating income (loss)	(80)	(36)	(31)	(116)	(84)
Non-operating pension and other postretirement benefit (costs) credits	(24)	(13)	(8)	(37)	(30)
Interest income and other	12	11	9	23	18
Net contribution to earnings	$(92)	$(38)	$(30)	$(130)	$(96)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Operating income (loss)	$(80)	$(36)	$(31)	$(116)	$(84)
Depreciation, depletion and amortization	1	1	2	2	3
Unallocated pension service costs	—	—	—	—	2
Special items	28	—	2	28	14
Adjusted EBITDA*	$(51)	$(35)	$(27)	$(86)	$(65)
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

in millions	Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Plum Creek merger and integration-related costs	$—	$—	$(2)	$—	$(14)
Environmental remediation insurance (charges) recoveries	(28)	—	—	(28)	—
Total	$(28)	$—	$(2)	$(28)	$(14)

Unallocated Selected Items

in millions	Q1.2018	Q2.2018	Q2.2017	YTD.2018	YTD.2017
Cash spent for capital expenditures	$(1)	$—	$—	$(1)	$(1)